UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2009 (Date of earliest event reported)
LightPath Technologies Inc. (Exact name of registrant as specified in its charter)

FL (State or other jurisdiction of incorporation)	000-27548 (Commission File Number)	86-0708398 (IRS Employer Identification Number)

2603 Challenger Tech CT #100 (Address of principal executive offices)		32826 (Zip Code)
407-382-4003 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 17, 2009, LightPath Technologies, Inc. ("LightPath" or the "Company") issued a Press Release announcing that the Company has elected to change the date of its Annual Meeting of Shareholders which, for the past several years, has been held in or around October. It is anticipated that the next Annual Meeting will be held in February 2010. The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and at any adjournment or postponement thereof, will likely be mid-December.

The Company also announced the fourth quarter of fiscal 2009 quarterly conference call. A copy of the Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of LightPath Technologies Inc. dated August 17, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2009	LIGHTPATH TECHNOLOGIES INC. By: /s/ Dorothy M. Cipolla Dorothy M. Cipolla CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LightPath Technologies Inc. dated August 17, 2009